SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007

PATCH INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-28627 (Commission File Number)	87-0393257 (IRS Employer Identification No.)

Suite 300, 441 – 5th Avenue S.W., Calgary, Alberta, Canada T2P 2V1
 (Address of principal executive offices)(Zip Code)

(403) 441-4390
Registrant’s telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 14, 2007, stockholders of Patch International Inc. adopted amendments to the articles of incorporation to (1) increase the authorized shares of common stock from 25,000,000 to 300,000,000 and (2) change the stockholder quorum requirement from a majority of the voting power of a class or series of stock to one third of the voting power of a class or series of stock.

Item 9.01                                Financial Statements and Exhibits

Regulation S-K Number	Document

3.1	Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATCH INTERNATIONAL INC.
September 14, 2007	By: /s/ Jason Dagenais Jason Dagenais Chief Operating Officer

EXHIBIT INDEX

Regulation S-K Number	Document

3.1	Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations